EXHIBIT A (99.1)



     DIRECTORS AND EXECUTIVE OFFICERS OF THE COCA-COLA COMPANY

     Set forth below is the name, business address and present occupation or employment of each director and executive officer of The Coca-Cola Company. Except as indicated below, each such person is a citizen of the United States. None of the directors and executive officers named below beneficially owns any Common Stock or Class B Common Stock of Coca-Cola Bottling Co. Consolidated. Directors of The Coca-Cola Company who are also executive officers of The Coca-Cola Company are indicated by an asterisk. Except as indicated below, the business address of each executive officer of The Coca-Cola Company is One Coca-Cola Plaza, Atlanta, Georgia 30313.

DIRECTORS OF THE COCA-COLA COMPANY

                       PRINCIPAL OCCUPATION
       NAME                OR EMPLOYMENT              ADDRESS

M. Douglas Ivester*  Chairman of the Board of
                     Directors and Chief
                     Executive Officer of
                     The Coca-Cola Company

Herbert A. Allen     President, Chief Executive     Allen & Company
                     Officer and Managing            Incorporated
                     Director of Allen & Company    711 Fifth Avenue
                     Incorporated, a privately      New York, NY 10022
                     held investment banking
                     firm

Ronald W. Allen      Consultant to and advisory     Monarch Tower
                     director of Delta Air Lines,   Suite 1745
                     Inc., a major U.S. air         3424 Peachtree Road, N.E.
                     transportation company         Atlanta, GA 30326

Cathleen P. Black    President of Hearst            Hearst Magazines
                     Magazines, a unit of The       959 8th Avenue
                     Hearst Corporation, a major    New York, NY 10019
                     media and communications
                     company

Warren E. Buffett    Chairman of the Board of       Berkshire Hathaway Inc.
                     Directors and Chief            1440 Kiewit Plaza
                     Executive Officer of           Omaha, NE 68131
                     Berkshire Hathaway Inc., a
                     diversified holding company

                       PRINCIPAL OCCUPATION
       NAME                OR EMPLOYMENT              ADDRESS

Susan B. King        Leader in Residence, Hart      Hart Leadership Program
                     Leadership Program, Sanford    Terry Sanford Institute
                     Institute of Public Policy,     of Public Policy
                     Duke University, a program     Duke University
                     for the development and        Box 90248
                     advancement of leadership      Durham, NC 27708-0248
                     and management skills in
                     the public and private
                     sectors

Donald F. McHenry    Distinguished Professor in     The IRC Group, LLC
                     the Practice of Diplomacy      1320 19th Street, N.W.
                     at the School of Foreign       Suite 410
                     Service, Georgetown            Washington, D.C. 20036
                     University; President of
                     The IRC Group, LLC, a New
                     York City and Washington,
                     D.C. consulting firm

Sam Nunn             Partner in the law firm of     King & Spalding
                     King & Spalding since          191 Peachtree Street
                     January 1997                   Atlanta, GA 30303-1763

Paul F. Oreffice     Retired as Chairman of the     P.O. Box 4846
                     Board of Directors of The      Scottsdale, AZ 85261
                     Dow Chemical Company in
                     1992 (The Dow Chemical
                     Company is a diversified
                     chemical, metals, plastics
                     and packaging company)

James D. Robinson    Chairman and Chief             J.D. Robinson Inc.
III                  Executive Officer of RRE       126 East 56th Street
                     Investors, LLC, a private      22nd Floor
                     venture investment firm;       New York, NY 10022
                     Chairman of Violy, Byorum &
                     Partners Holdings, LLC, a
                     private firm specializing
                     in financial advisory and
                     investment banking
                     activities in Latin America;
                     President of J.D. Robinson
                     Inc., a strategic advisory
                     company

                       PRINCIPAL OCCUPATION
       NAME                OR EMPLOYMENT              ADDRESS

Peter V. Ueberroth   Investor and Managing          The Contrarian Group,
                     Director, The Contrarian        Inc.
                     Group, Inc., a management      500 Newport Center Drive
                     company                        Suite 900
                                                    Newport Beach, CA 92660

James B. Williams    Chairman of the Executive      SunTrust Banks, Inc.
                     Committee of SunTrust Banks,   P.O. Box 4418
                     Inc., a bank holding company   Atlanta, GA 30302


EXECUTIVE OFFICERS OF THE COCA-COLA COMPANY

                       PRINCIPAL OCCUPATION
       NAME                OR EMPLOYMENT              ADDRESS

William P. Casey     Senior Vice President and
                     President of the Greater
                     Europe Group

Ralph H. Cooper      Senior Vice President and      The Minute Maid Company
                     President and Chief            2000 St. James Place
                     Executive Officer of           Houston, TX 77056
                     The Minute Maid Company

Douglas N. Daft      Senior Vice President and
                     President of the Middle and
                     Far East Group

                     Mr. Daft is a citizen of
                     Australia.

Timothy J. Haas      Senior Vice President and
                     President of the Latin
                     America Group

Jack L. Stahl        Senior Vice President and
                     President of the North
                     America Group

Carl Ware            Senior Vice President and
                     President of the Africa
                     Group

                       PRINCIPAL OCCUPATION
       NAME                OR EMPLOYMENT              ADDRESS

Anton Amon           Senior Vice President and
                     Manager of the Product
                     Integrity Division

James E. Chestnut    Senior Vice President and
                     Chief Financial Officer

                     Mr. Chestnut is a citizen
                     of the United Kingdom.

Charles S. Frenette  Senior Vice President and
                     Chief Marketing Officer

Joseph R. Gladden,   Senior Vice President and
Jr.                  General Counsel

George Gourlay       Senior Vice President and
                     Manager of the Technical
                     Operations Division

Earl T. Leonard,     Senior Vice President,
Jr.                  Corporate Affairs

Michael W. Walters   Vice President of Human Resources

 DIRECTORS AND EXECUTIVE OFFICERS OF THE COCA-COLA TRADING COMPANY

     Set forth below is the name, business address and present occupation or employment of each director and executive officer of The Coca-Cola Trading Company. Except as indicated below, each such person is a citizen of the United States. None of the directors and executive officers named below beneficially owns any Common Stock or Class B Common Stock of Coca-Cola Bottling Co. Consolidated. Directors of The Coca-Cola Trading Company who are also executive officers of The Coca-Cola Trading Company are indicated by an asterisk. Except as indicated below, the business address of each executive officer of The Coca-Cola Trading Company is One Coca-Cola Plaza, Atlanta, Georgia 30313.

DIRECTORS OF THE COCA-COLA TRADING COMPANY

                       PRINCIPAL OCCUPATION
       NAME                OR EMPLOYMENT              ADDRESS

M. Douglas Ivester   Chairman of the Board of
                     Directors and Chief
                     Executive Officer of
                     The Coca-Cola Company

James E. Chestnut*   Senior Vice President and
                     Chief Financial Officer of
                     The Coca-Cola Company; Vice
                     President and Chief
                     Financial Officer of
                     The Coca-Cola Trading
                     Company

                     Mr. Chestnut is a citizen
                     of the United Kingdom

Joseph R. Gladden,   Senior Vice President and
Jr.                  General Counsel of
                     The Coca-Cola Company

EXECUTIVE OFFICERS OF THE COCA-COLA TRADING COMPANY

                       PRINCIPAL OCCUPATION
       NAME                OR EMPLOYMENT              ADDRESS

Carl K. Kooyoomjian  Assistant Vice President
                     and Director of Global
                     Procurement and Trading of
                     The Coca-Cola Company;
                     President of The Coca-Cola
                     Trading Company

Steve M. Whaley      Vice President and General
                     Tax Counsel of
                     The Coca-Cola Company;
                     Vice President, General
                     Tax Counsel and Assistant
                     Treasurer of The Coca-Cola
                     Trading Company

Vincent M. Gioe      Director of Finance,
                     Global Procurement and
                     Trading of The Coca-Cola
                     Company; Vice President -
                     Finance of The Coca-Cola
                     Trading Company

Kenneth L. Carty     Director of Purchasing,
                     Global Products, Global
                     Procurement and Trading of
                     The Coca-Cola Company;
                     Vice President of
                     The Coca-Cola Trading
                     Company

Dallas A. Hurston    Assistant Vice President
                     and Director, Corporate
                     Real Estate of
                     The Coca-Cola Company;
                     Vice President of
                     The Coca-Cola Trading
                     Company

                       PRINCIPAL OCCUPATION
       NAME                OR EMPLOYMENT              ADDRESS

Russell M. Breier    Director, Marketing Finance
                     of The Coca-Cola Company;
                     Vice President of
                     The Coca-Cola Trading
                     Company

Frederick Yochum     Director of General and
                     Administration Procurement,
                     Global Procurement and
                     Trading of The Coca-Cola
                     Company; Vice President of
                     The Coca-Cola Trading
                     Company

Eduardo M. Carreras  Senior Patent and Technology
                     Counsel, Corporate Legal of
                     The Coca-Cola Company;
                     General Counsel of
                     The Coca-Cola Trading
                     Company

      DIRECTORS AND EXECUTIVE OFFICERS OF COCA-COLA OASIS, INC.

     Set forth below is the name, business address, present occupation or employment of each director and executive officer of Coca-Cola Oasis, Inc. Except as indicated below, each such person is a citizen of the United States. None of the directors and executive officers named below beneficially owns any Common Stock or Class B Common Stock of Coca-Cola Bottling Co. Consolidated. Directors of Coca-Cola Oasis, Inc. who are also executive officers of Coca-Cola Oasis, Inc. are indicated by an asterisk. Except as indicated below, the business address of each executive officer of Coca-Cola Oasis, Inc. is One Coca-Cola Plaza, Atlanta, Georgia 30313.

DIRECTORS OF COCA-COLA OASIS, INC.

                       PRINCIPAL OCCUPATION
       NAME                OR EMPLOYMENT              ADDRESS

M. Douglas Ivester   Chairman of the Board
                     of Directors and Chief
                     Executive Officer of
                     The Coca-Cola Company

James E. Chestnut*   Senior Vice President
                     and Chief Financial
                     Officer of
                     The Coca-Cola Company;
                     Chief Financial Officer
                     of Coca-Cola Oasis, Inc.

                     Mr. Chestnut is a
                     citizen of the United
                     Kingdom

Richard J. Flaig*    Executive Assistant to
                     the Chief Marketing
                     Officer of
                     The Coca-Cola Company;
                     President of Coca-Cola
                     Oasis, Inc.

EXECUTIVE OFFICERS OF COCA-COLA OASIS, INC.

                       PRINCIPAL OCCUPATION
      NAME                 OR EMPLOYMENT              ADDRESS

David M. Taggart     Vice President and
                     Treasurer of
                     The Coca-Cola Company;
                     Vice President and
                     Treasurer of Coca-Cola
                     Oasis, Inc.

Dallas A. Hurston    Assistant Vice President
                     and Director, Corporate
                     Real Estate of
                     The Coca-Cola Company;
                     Vice President of
                     Coca-Cola Oasis, Inc.

W. Dexter Brooks     Senior Staff Counsel,
                     Corporate Legal of
                     The Coca-Cola Company;
                     Vice President and
                     Assistant Secretary of
                     Coca-Cola Oasis, Inc.

Steve M. Whaley      Vice President and General
                     Tax Counsel of
                     The Coca-Cola Company;
                     Vice President and General
                     Tax Counsel of Coca-Cola
                     Oasis, Inc.

        DIRECTORS AND EXECUTIVE OFFICERS OF CAROLINA COCA-COLA
                       BOTTLING INVESTMENTS, INC.

     Set forth below is the name, business address, present occupation or employment of each director and executive officer of Carolina Coca-Cola Bottling Investments, Inc. Except as indicated below, each such person is a citizen of the United States. None of the directors and executive officers named below beneficially owns any Common Stock or Class B Common Stock of Coca-Cola Bottling Co. Consolidated. Directors of Carolina Coca-Cola Bottling Investments, Inc. who are also executive officers of Carolina Coca-Cola Bottling Investments, Inc. are indicated by an asterisk. Except as indicated below, the business address of each executive officer of Carolina Coca-Cola Bottling Investments, Inc. is
One Coca-Cola Plaza, Atlanta, Georgia 30313.

DIRECTORS OF CAROLINA COCA-COLA BOTTLING INVESTMENTS, INC.

                       PRINCIPAL OCCUPATION
       NAME                OR EMPLOYMENT              ADDRESS

Lawrence R. Cowart*  Vice President and
                     Director of Business
                     Development of
                     The Coca-Cola Company;
                     President of Carolina
                     Coca-Cola Bottling
                     Investments, Inc.

Gary P. Fayard       Vice President and
                     Controller of
                     The Coca-Cola Company

James E. Chestnut*   Senior Vice President
                     and Chief Financial
                     Officer of
                     The Coca-Cola Company;
                     Vice President and Chief
                     Financial Officer of
                     Carolina Coca-Cola
                     Bottling Investments,
                     Inc.

                     Mr. Chestnut is a
                     citizen of the United
                     Kingdom

EXECUTIVE OFFICERS OF CAROLINA COCA-COLA BOTTLING INVESTMENTS, INC.

                       PRINCIPAL OCCUPATION
       NAME                OR EMPLOYMENT              ADDRESS

David M. Taggart     Vice President and
                     Treasurer of
                     The Coca-Cola Company;
                     Vice President,
                     Treasurer and
                     Assistant Secretary of
                     Carolina Coca-Cola
                     Bottling Investments,
                     Inc.

                             -2-